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                                                                   EXHIBIT 10.21

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                                Warrant Agreement

                            Dated as of April 9, 2003

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      WARRANT AGREEMENT, dated as of April 9, 2003, between BioTime, Inc., a
California corporation (the "Company"), and the persons named on Exhibit A (the "Lenders").

      The Lenders have granted the Company the right to pay in Common Stock rather than cash due (the "PIK Right") interest due during August 2003 and February 2004 on the Company's Series 2001-A Debentures (the "Debentures"). The Company proposes to issue Common Stock Purchase Warrants, as hereinafter described (the "Warrants"), to purchase up to an aggregate of 223,331 of its Common Shares, no par value (the "Common Stock") (the shares of Common Stock issuable upon exercise of the Warrants being referred to herein as the "Warrant Shares"), to the Lenders in consideration of the grant of the PIK Right. Any shares of Common Stock issued by the Company to Lenders in lieu of cash interest on the Debentures pursuant to the PIK Right are referred to in this Agreement as "PIK Shares."

      In consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and each registered owner of a Warrant, Warrant Shares, or PIK Shares (the "Holder"), the Company and the Lenders hereby agree as follows:

      Section 1. Issuance of Warrants; Term of Warrants. Concurrently with the execution and delivery of this Agreement, the Company is issuing and delivering to each Lender a Warrant to purchase a number of Warrant Shares determined by dividing the amount of interest due on their respective Debentures during August 2003 and February 2004 (without regard to any late fee, default rate or similar provision) by $1.50. The Warrant shall be represented by a certificate in substantially the form of Exhibit B hereto. Subject to the terms of this Agreement, a Holder of any of such Warrant (including any Warrants into which a Warrant may be divided) shall have the right, which may be exercised at any time prior to 5:00 p.m., New York Time on April 1, 2006 (the "Expiration Date"), to purchase from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to purchase upon exercise of any of such Warrant.

      Section 2. Form of Warrant. The text of the Warrants and of the Purchase Form shall be substantially as set forth in Exhibit B attached hereto. The price per Warrant Share and the number of Warrant Shares issuable upon exercise of each Warrant are subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Warrants shall be executed on behalf of the Company by its Chairman of the Board, President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or any Assistant Secretary. The signature of any such officers on the Warrants may be manual or facsimile, provided, however, that the signature of any such officers must be manual until such time as a warrant agent is appointed.


      2.1 Signatures; Date of Warrants. Warrants bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any one of them shall have ceased to hold such offices prior to the delivery of such Warrants or did not hold such offices on the date of this Agreement. In the event that the Company shall appoint a warrant agent to act on its behalf in connection with the division, transfer, exchange or exercise of Warrants, the Warrants issued after


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the date of such appointment shall be dated as of the date of countersignature thereof by the warrant agent upon division, exchange, substitution or transfer. Until such time as the Company shall appoint a warrant agent, Warrants shall be dated as of the date of execution thereof by the Company either upon initial issuance or upon division, exchange, substitution or transfer.

      2.2 Countersignature of Warrants. In the event that the Company shall appoint a warrant agent to act on its behalf in connection with the division, transfer, exchange or exercise of Warrants, the Warrants issued after the date of such appointment shall be countersigned by the warrant agent (or any successor to the warrant agent then acting as warrant agent) and shall not be valid for any purpose unless so countersigned. Warrants may be countersigned, however, by the warrant agent (or by its successor as warrant agent hereunder) and may be delivered by the warrant agent, notwithstanding that the persons whose manual or facsimile signatures appear thereon as proper officers of the Company shall have ceased to be such officers at the time of such countersignature, issuance or delivery. The warrant agent (if so appointed) shall, upon written instructions of the Chairman of the Board, the President, an Executive or Senior Vice President, the Treasurer or the Controller of the Company, countersign, issue and deliver the Warrants and shall countersign and deliver Warrants as otherwise provided in this Agreement.

      Section 3. Exercise of Warrants; Listing.

      3.1 Exercise of Warrants. A Warrant may be exercised upon surrender of the certificate or certificates evidencing the Warrants to be exercised, together with the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be guaranteed by a bank or trust company or a broker or dealer which is a member of the National Association of Securities Dealers, Inc., to the Company at its principal office (or if appointed, the principal office of the warrant agent) and upon payment of the Warrant Price (as defined in and determined in accordance with the provisions of Section 4 and
Section 10) to the Company (or if appointed, to the warrant agent for the account of the Company), for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Warrant Price (defined in Section 4 herein) shall be made in cash or by certified or bank cashier's check or by delivery of Debentures in such amount (including principal and accrued interest). In the event that the principal amount of Debentures delivered as payment of the Warrant Price exceeds the Warrant Price, the Company shall issue and deliver to the Holder a new Debenture in the amount not applied toward the Warrant Price.


      (a) Subject to Section 5, upon the surrender of the Warrant and payment of the Warrant Price as aforesaid, the Company (or if appointed, the warrant agent) shall promptly cause to be issued and delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrant, together with cash, as provided in Section 12, in respect of any fractional Warrant Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Warrant Price, as aforesaid. The rights of purchase represented by the Warrant shall be exercisable, at the election of the Holder thereof, either in full or

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from time to time in part and, in the event that a certificate evidencing the
Warrant is exercised in respect of less than all of the Warrant Shares purchasable on such exercise at any time prior to the date of expiration of the Warrant, a new certificate evidencing the unexercised portion of the Warrant will be issued, and the warrant agent (if so appointed) is hereby irrevocably authorized to countersign and to deliver the required new Warrant certificate or certificates pursuant to the provisions of this Section 3 and Section 2.2, and the Company, whenever required by the warrant agent (if appointed), will supply the warrant agent with Warrant certificates duly executed on behalf of the Company for such purpose.

      3.2 Listing of Shares on Securities Exchange; Exchange Act Registration. The Company will promptly use its best efforts to cause the Warrant Shares to be listed, subject to official notice of issuance, on all national securities exchanges on which the Common Stock is listed and whose rules and regulations require such listing, as soon as possible following the date hereof. The Company will promptly notify the Holders in the event that the Company plans to register the Warrants with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

      Section 4. Warrant Price. Subject to any adjustments required by Section 10, the price per share at which Warrant Shares shall be purchasable upon exercise of a Warrant (as to any particular Warrant, the "Warrant Price") shall be one dollar and fifty-cents ($1.50) per share.

      Section 5. Payment of Taxes. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any Warrant or certificates for Warrant Shares in a name other than that of the registered Holder of such Warrants.

      Section 6. Redemption of Warrants.

      6.1 Right to Redeem. The Warrants may be redeemed by the Company, at its election, at any time if (a) a registration statement under Section 18.1 or a registration statement under Section 18.2 that includes Warrants and Warrant Shares is then effective under the Securities Act of 1933, as amended, and (b) the closing price of the Common Stock on a national securities exchange (including the Nasdaq Stock Market National Market System), or the average bid price as quoted in Nasdaq Stock Market if the Common Shares are not listed on a national securities exchange, equals or exceeds 200% of the Warrant Price for any twenty (20) consecutive trading days ending not more than twenty (20) days prior to the date of the notice given pursuant to Section 6.2.

      6.2 Notice of Redemption. Notice of proposed redemption of the Warrants shall be sent by or on behalf of the Company, by first class mail, postage prepaid, to the Holders of record of the Warrants at the addresses of such Holders appearing in the records of the Company or the warrant agent, if any. Such notice shall be sent not less than twenty (20) days prior to the date fixed by the Company for redemption (the "Redemption Date"). Such notice shall notify the Holder of the Warrants that the Company will redeem the Warrants, and shall state (i) the date of redemption, (ii)

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the redemption price, (iii) the place or places at which the redemption price shall be paid upon presentation and surrender of the Warrants, and (iv) the name and address of the warrant agent, if any, and the name and address of any bank or trust company appointed by the Company to receive and disburse the redemption price.

      6.3 Effect of Redemption. From and after the Redemption Date, the Warrants shall no longer be deemed outstanding and all rights of the Holder of the Warrants shall cease and terminate, except for the right of the registered Holder to receive payment of the redemption price of five cents ($0.05) per Warrant Share upon presentation and surrender of the Warrants.

      6.4 Abatement of Redemption. The Redemption Date shall abate, and the notice of redemption shall be of no effect, if the closing price or average bid price of the Common Stock, as applicable under Section 6.1, does not equal or exceed 120% of the Warrant Price on the Redemption Date and each of the five trading days immediately preceding the Redemption Date, but the Company shall have the right to redeem the Warrants at a future date if the conditions set forth in Section 6.1 are subsequently met and a new notice setting a new Redemption Date is sent to Warrant holders as provided in Section 6.2.

      Section 7. Transferability of Warrants.


      7.1 Registration. Each Warrant shall be numbered and shall be registered on the books of the Company (the "Warrant Register") as issued. The Company and the warrant agent (if appointed) shall be entitled to treat the Holder of any Warrant as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim or interest in such Warrant on the part of any other person, and shall not be liable for any registration of transfer of any Warrant which is registered or to be registered in the name of a fiduciary or the nominee of a fiduciary upon the instruction of such fiduciary, unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with such knowledge of such facts that its participation therein amounts to bad faith. Each Warrant shall initially be registered in the name of the Lender to whom it is originally issued.

      7.2 Restrictions on Exercise and Transfer. The Warrants may not be exercised, sold, pledged, hypothecated, transferred or assigned, in whole or in part, unless a registration statement under the Securities Act of 1933, as amended (the "Act"), and under any applicable state securities laws is effective therefor or, an exemption from such registration is then available. Any exercise, sale, pledge, hypothecation, transfer, or assignment in violation of the foregoing restriction shall be deemed null and void and of no binding effect. The Company shall be entitled to obtain, as a condition precedent to its issuance of any certificates representing Warrant Shares or any other securities issuable upon any exercise of a Warrant, a letter or other instrument from the Holder containing such covenants, representations or warranties by such Holder as reasonably deemed necessary by Company to effect compliance by the Company with the requirements of applicable federal and/or state securities laws.

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      7.3 Transfer. Subject to Section 7.2, the Warrants shall be transferable only on the Warrant Register upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer, which endorsement shall be guaranteed by a bank or trust company or a broker or dealer which is a member of the National Association of Securities Dealers, Inc. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and remain with the Company (or the warrant agent, if appointed). In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Company (or the warrant agent, if appointed) in its discretion. Upon any registration of transfer, the Company shall execute and deliver (or if appointed, the warrant agent shall countersign and deliver) a new Warrant or Warrants to the persons entitled thereto.

      Section 8. Exchange of Warrant Certificates. Each Warrant certificate may be exchanged, at the option of the Holder thereof, for another Warrant certificate or Warrant certificates in different denominations entitling the Holder or Holders thereof to purchase a like aggregate number of Warrant Shares as the certificate or certificates surrendered then entitle each Holder to purchase. Any Holder desiring to exchange a Warrant certificate or certificates shall make such request in writing delivered to the Company at its principal office (or, if a warrant agent is appointed, the warrant agent at its principal office) and shall surrender, properly endorsed, the certificate or certificates to be so exchanged. Thereupon, the Company (or, if appointed, the warrant agent) shall execute and deliver to the person entitled thereto a new Warrant certificate or certificates, as the case may be, as so requested, in such name or names as such Holder shall designate.

      Section 9. Mutilated or Missing Warrants. In case any of the certificates evidencing the Warrants shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue and deliver (and, if appointed, the warrant agent shall countersign and deliver) in exchange and substitution for and upon cancellation of the mutilated Warrant certificate, or in lieu of and substitution for the Warrant certificate lost, stolen or destroyed, a new Warrant certificate of like tenor, but only upon receipt of evidence reasonably satisfactory to the Company and the warrant agent (if so appointed) of such loss, theft or destruction of such Warrant and an indemnity or bond, if requested, also reasonably satisfactory to them. An applicant for such a substitute Warrant certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company (or the warrant agent, if so appointed) may prescribe.

      Section 10. Adjustment of Warrant Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of each Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as hereinafter defined.

      10.1 Adjustments. The number of Warrant Shares purchasable upon the exercise of each Warrant and the Warrant Price shall be subject to adjustment as follows:

            (a) In the event that the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding

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      shares of Common Stock, (iii) combine its outstanding shares of Common
      Stock into a smaller number of shares of Common Stock or (iv) reclassify or change (including a change to the right to receive, or a change into, as the case may be (other than with respect to a merger or consolidation pursuant to the exercise of appraisal rights), shares of stock, other securities, property, cash or any combination thereof) its Common Stock (including any such reclassification or change in connection with a consolidation or merger in which the Company is the surviving corporation), the number of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder of each Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company or other property which he would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

            (b) In case the Company shall issue rights, options or warrants to all holders of its outstanding Common Stock, without any charge to such holders, entitling them to subscribe for or purchase shares of Common Stock at a price per share which is lower at the record date mentioned below than the then current market price per share of Common Stock (as defined in paragraph (d) below), the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon exercise of each Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase in connection with such rights, options or warrants, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the current market price per share of Common Stock at such record date. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

            (c) In case the Company shall distribute to all holders of its shares of Common Stock, (including any distribution made in connection with a merger in which the Company is the surviving corporation), evidences of its indebtedness or assets (excluding cash, dividends or distributions payable out of consolidated earnings or earned surplus and dividends or distributions referred to in paragraph (a) above) or rights, options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding those referred to in paragraph (b) above), then in each case the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of each Warrant by a fraction, of which the numerator shall be the then current market price per share of Common Stock (as defined in paragraph (d) below) on the date of such distribution, and of which the denominator shall be the then current market price per share of Common Stock, less the then fair value (as determined by the Board of Directors of the Company or, in the case of Warrants held by the Lender, an

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      independent investment banker which shall be mutually agreeable to the parties, whose determination, in each case, shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

            (d) For the purpose of any computation under paragraphs (b) and (c) of this Section 10.1, the current market price per share of Common Stock at any date shall be the average of the daily last sale prices for the 20 consecutive trading days ending one trading day prior to the date of such computation. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if not so listed or admitted to trading, the last sale price of the Common Stock on the Nasdaq Stock Market or any comparable system. If the current market price of the Common Stock cannot be so determined, the Board of Directors of the Company shall reasonably determine the current market price on the basis of such quotations as are available.

            (e) No adjustment in the number of Warrant Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of Warrant Shares purchasable upon the exercise of each Warrant; provided, however, that any adjustments which by reason of this paragraph (e) are not required to be made shall be carried forward and taken into account in the determination of any subsequent adjustment. All calculations shall be made with respect to the number of Warrant Shares purchasable hereunder, to the nearest tenth of a share and with respect to the Warrant Price payable hereunder, to the nearest whole cent.

            (f) Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted, as herein provided, the Warrant Price payable upon exercise of each Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

            (g) No adjustment in the number of Warrant Shares purchasable upon the exercise of each Warrant need be made under paragraphs (b) and (c) if the Company issues or distributes to each Holder of Warrants the rights options, warrants, or convertible or exchangeable securities, or evidences of indebtedness or assets referred to in those paragraphs which each Holder of Warrants would have been entitled to receive had the Warrants been exercised prior to the happening of such event or the record date with respect thereto. No adjustment need be made for a change in the par value of the Warrant Shares.

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            (h) For the purpose of this Section 10.1, the term "shares of Common
      Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Agreement, or (ii) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to paragraph (a) above, the Holders shall become entitled to purchase any securities of the Company other than shares of Common Stock, thereafter the number of such other shares so purchasable upon exercise of each Warrant and the Warrant Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in paragraphs (a) through
      (i), inclusive, and the provisions of Section 3 and Section 10.2 through
      Section 10.5, inclusive, with respect to the Warrant Shares, shall apply on like terms to any such other securities.

            (i) Upon the expiration of any rights, options, warrants or conversion or exchange privileges, if any thereof shall not have been exercised, the Warrant Price and the number of Warrant Shares purchasable upon the exercise of each Warrant shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (A) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (B) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised.

      10.2 Voluntary Adjustment by the Company. The Company may at its option, at any time during the term of the Warrants, reduce the then current Warrant Price to any amount deemed appropriate by the Board of Directors of the Company.

      10.3 Notice of Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant or the Warrant Price of such Warrant Shares is adjusted, as herein provided, the Company shall, or in the event that a warrant agent is appointed, the Company shall cause the warrant agent promptly to, mail by first class, postage prepaid, to each Holder notice of such adjustment or adjustments. Such notice shall set forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Warrant Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

      10.4 No Adjustment for Dividends. Except as provided in Section 10.1, no adjustment in respect of any dividends shall be made during the term of a Warrant or upon the exercise of a Warrant.

      10.5 Preservation of Purchase Rights Upon Merger, Consolidation, etc. In case of any consolidation of the Company with or merger of the Company into another corporation or in case

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of any sale, transfer or lease to another corporation of all or substantially all the property of the Company, the Company or such successor or purchasing corporation, as the case may be, shall execute an agreement that each Holder shall have the right thereafter, upon such Holder's election, either (i) upon payment of the Warrant Price in effect immediately prior to such action, to purchase upon exercise of each Warrant the kind and amount of shares and other securities and property (including cash) which he would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had such Warrant been exercised immediately prior to such action (such shares and other securities and property (including cash) being referred to as the "Sale Consideration") or (ii) to receive, in cancellation of such Warrant (and in lieu of paying the Warrant price and exercising such Warrant), the Sale Consideration less a portion thereof having a fair market value (as reasonably determined by the Company) equal to the Warrant Price (it being understood that, if the Sale Consideration consists of more than one type of shares, other securities or property, the amount of each type of shares, other securities or property to be received shall be reduced proportionately); provided, however, that no adjustment in respect of dividends, interest or other income on or from such shares or other securities and property shall be made during the term of a Warrant or upon the exercise of a Warrant. The Company shall mail by first class mail, postage prepaid, to each Holder, notice of the execution of any such agreement. Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 10. The provisions of this paragraph shall similarly apply to successive consolidations, mergers, sales, transfers or leases. The warrant agent (if appointed) shall be under no duty or responsibility to determine the correctness of any provisions contained in any such agreement relating to the kind or amount of shares of stock or other securities or property receivable upon exercise of Warrants or with respect to the method employed and provided therein for any adjustments and shall be entitled to rely upon the provisions contained in any such agreement.

      10.6 Statement on Warrants. Irrespective of any adjustments in the Warrant Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants issued before or after such adjustment may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

      Section 11. Reservation of Warrant Shares; Purchase and Cancellation of Warrants.

      11.1 Reservation of Warrant Shares. There have been reserved, and the Company shall at all times keep reserved, out of its authorized Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by the outstanding Warrants and any additional Warrants issuable hereunder. The Transfer Agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent for the Common Stock and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The warrant agent, if appointed, will be irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in


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accordance with the terms of this Agreement. The Company will supply such
Transfer Agent with duly executed stock certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in
Section 12. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each Holder pursuant to Section 10.3.

      11.2 Purchase of Warrants by the Company. The Company shall have the right, except as limited by law, other agreements or herein, with the consent of the Holder, to purchase or otherwise acquire Warrants at such times, in such manner and for such consideration as it may deem appropriate.

      11.3 Cancellation of Warrants. In the event the Company shall purchase or otherwise acquire Warrants, the same shall thereupon be cancelled and retired. The warrant agent (if so appointed) shall cancel any Warrant surrendered for exchange, substitution, transfer or exercise in whole or in part.

      Section 12. Fractional Interests. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 12, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to the average of the daily closing sale prices (determined in accordance with paragraph (d) of Section 10.1) per share of Common Stock for the 20 consecutive trading days ending one trading day prior to the date the Warrant is presented for exercise, multiplied by such fraction.

      Section 13. No Rights as Shareholders; Notices to Holders. Nothing contained in this Agreement or in any of the Warrants shall be construed as conferring upon the Holders or their transferees the right to vote or to receive dividends or to consent or to receive notice as shareholders in respect of any meeting of shareholders for the election of directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company. If, however, at any time prior to the expiration of the Warrants and prior to their exercise, any of the following events shall occur:

            (a) the Company shall declare any dividend payable in any securities upon its shares of Common Stock or make any distribution (other than a regular cash dividend, as such dividend may be increased from time to time, or a dividend payable in shares of Common Stock) to the holders of its shares of Common Stock; or

            (b) the Company shall offer to the holders of its shares of Common Stock on a pro rata basis any cash, additional shares of Common Stock or other securities of the Company or any right to subscribe for or purchase any thereof; or

            (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, sale, transfer or lease of all or substantially all of its property, assets, and business as an entirety) shall be proposed, then in any one or more of said events the Company shall (i) give notice in writing of such event as provided in Section 15 and (ii) if the Warrants have been registered pursuant to the Act, cause notice of such event to be published once in The Wall Street Journal (national edition), such giving of notice and publication to be completed at least 10 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, or subscription rights or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up or the date of expiration of such offer. Such notice shall specify such record date or the date of closing the transfer books or the date of expiration, as the case may be. Failure to publish, mail or receive such notice or any defect therein or in the publication or mailing thereof shall not affect the validity of any action in connection with such dividend, distribution or subscription rights, or such proposed dissolution, liquidation or winding up, or such offer.

      Section 14. Appointment of Warrant Agent. At such time as the Company shall register Warrants under the Act, the Company shall appoint a warrant agent to act on behalf of the Company in connection with the issuance, division, transfer and exercise of Warrants. At such time as the Company appoints a warrant agent, the Company shall enter into a new Warrant Agreement with the warrant agent pursuant to which all new Warrants will be issued upon registration of transfer or division, which will reflect the appointment of the warrant agent, as well as additional customary provisions as shall be reasonably requested by the warrant agent in connection with the performance of its duties. In the event that a warrant agent is appointed, the Company shall (i) promptly notify the Holders of such appointment and the place designated for transfer, exchange and exercise of the Warrants, and (ii) take such steps as are necessary to insure that Warrants issued prior to such appointment may be exchanged for Warrants countersigned by the warrant agent.

      Section 15. Notices; Principal Office. Any notice pursuant to this Agreement by the Company or by any Holder to the warrant agent (if so appointed), or by the warrant agent (if so appointed) or by any Holder to the Company, shall be in writing and shall be delivered in person, or mailed first class, postage prepaid (a) to the Company, at its office, Attention: President or (b) to the warrant agent, at its offices as designated at the time the warrant agent is appointed. The address of the principal office of the Company is 935 Pardee Street, Berkeley, California 94710. Any notice mailed pursuant to this Agreement by the Company or the warrant agent to the Holders shall be in writing and shall be mailed first class, postage prepaid, or otherwise delivered, to such Holders at their respective addresses on the books of the Company or the warrant agent, as the case may be. Each party hereto and any Holder may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice to the other party.

      Section 16. Successors. Except as expressly provided herein to the contrary, all the covenants and provisions of this Agreement by or for the benefit of the Company and the Lender shall bind and inure to the benefit of their respective successors and permitted assigns hereunder.

      Section 17. Merger or Consolidation of the Company. The Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property to, any other corporation unless the successor or purchasing corporation, as the case may be (if not the Company), shall expressly assume, by supplemental agreement, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

      Section 18. Registration Rights.

      18.1 Filing of Registration Statement. The Company agrees, at its expense, to file a registration statement with the Securities and Exchange Commission to register under the Act the Warrants and the Warrant Shares and any PIK Shares, and to take such other actions as may be necessary to allow the Warrants, the Warrant Shares and the PIK Shares to be freely tradable, without restrictions, in compliance with all regulatory requirements. Such registration statement shall be filed promptly after the February 2004 interest payment date of the Debentures, and the Company will use its best efforts to cause the registration statement to become effective within 120 days after the filing date. The Company will make all filings required under applicable state securities or "blue sky" laws so that the Warrants, Warrant Shares and PIK Shares being registered shall be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as shall be reasonably appropriate for distribution of the Warrants, Warrant Shares, and PIK Shares covered by the registration statement. The registration statement shall be a "shelf" registration pursuant to Rule 415 (or similar rule that may be adopted by the Securities and Exchange Commission) and shall provide that each Holder's plan of distribution is to offer and sell Warrant Shares and PIK Shares from time to time at market prices or prices related to market prices; provided, that the registration statement may be amended to provide for an underwritten public offering of Warrant Shares and PIK Shares if the Holders submit to the Company a written notice to such effect with a copy of the applicable underwriting documents and such other relevant information concerning the offering as the Company may request. The Company shall keep such registration statement effective until the earlier of (a) completion of the distribution or distributions being made pursuant thereto, and
(b) such time as all of the Holders are eligible to sell their Warrant Shares and PIK Shares under Rule 144(k) under the Act. The Company shall utilize Form S-3 if it qualifies for such use. The Company will furnish to the Holders of Warrants, Warrant Shares, and PIK Shares registered for sale under the Act (the "Selling Securities Holders") such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act and such other related documents as the Selling Securities Holders may reasonably request in order to effect the sale of the Warrants, Warrant Shares, and PIK Shares. To effect any offering pursuant to a registration statement under this Section, the Company shall enter into an agreement containing customary representations and warranties, and indemnification and contribution provisions, all for the benefit of Selling Securities Holders, and, in the case of an Underwritten public offering, an underwriting agreement with an investment banking firm selected by the Selling Security Holders and reasonably acceptable to the Company, containing such customary representations and warranties, and indemnification and contribution provisions

      18.2 "Piggy-Back Registration." If, at any time, the Company proposes to register any of its securities under the Act (otherwise than pursuant to Section
18.1 or on a Form S-8 if such form cannot be used for registration of the Warrant, Warrant Shares, or PIK Shares pursuant to its terms), and the registration statement described in Section 18.1 shall not then be effective under the Act, the Company shall, as promptly as practicable, give written notice to the Lender. The Company shall include in such registration statement the Warrants, Warrant Shares, and PIK Shares proposed to be sold by the Selling Securities Holders. Notwithstanding the foregoing, if the offering of the Company's securities is to be made through underwriters, the Company shall not be required to include the Warrants, Warrant Shares, and PIK Shares if and to the extent that the managing underwriter reasonably believes in good faith that such inclusion would materially adversely affect such offering unless the Selling Securities Holders agree to postpone their sales until 10 days after the distribution is completed.

      18.3 Costs of Registration. The Company shall pay the cost of the registration statements filed pursuant to this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including counsel's fees and expenses in connection therewith), printing expenses, messenger and delivery expenses, internal expenses of the Company, listing fees and expenses, and fees and expenses of the Company's counsel, independent accountants and other persons retained or employed by the Company. Selling Securities Holders shall pay any underwriters discounts applicable to the Warrants, Warrant Shares, and PIK Shares.

      Section 19. Legends. The Warrants and Warrant Shares issued pursuant to this Agreement and any PIK Shares that may be issued shall bear an appropriate legend, conspicuously disclosing the restrictions on exercise and transfer under
Section 7.2 of this Agreement until the same are registered for sale under the Act. The Company agrees that upon the sale of the Warrants, Warrant Shares, and PIK Shares pursuant to a registration statement or an exemption, upon the presentation of the certificates containing such a legend to it's transfer agent, it will remove such legend. The Company further agrees to remove the legend at such time as registration under the Act shall no longer be required.

      Section 20. Applicable Law. This Agreement and each Warrant issued hereunder shall be governed by and construed in accordance with the laws of the State of California, without giving effect to principles of conflict of laws.

      Section 21. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the warrant agent (if appointed) and the Holders any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the warrant agent and the Holders of the Warrants.

      Section 22. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

      Section 23. Captions. The captions of the Sections and subsections of this Agreement have been inserted for convenience only and shall have no substantive effect.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

                                 BIOTIME, INC.


                                 By: _______________________________________
                                     Name: Paul Segall, Ph.D
                                     Title: Chairman and Chief Executive Officer

Attest:

By: _________________________________
   Name: Judith Segall
   Title: Secretary

                                                                       EXHIBIT A

                                     LENDERS

                                          PRINCIPAL
                                          AMOUNT OF            NUMBER OF
                                          DEBENTURES         WARRANT SHARES
                                         ------------            -------
Alfred D. Kingsley                       $  1,500,000            139,999

Camco Tactical Return Partners, LP       $    500,000             33,333

George Karfunkel                         $    500,000             33,333

Goren Brothers, L.P.                     $    250,000             16,666

                                                                       EXHIBIT B

      THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE EXERCISED, SOLD, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED EXCEPT UNDER AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                VOID AFTER 5:00 P.M. NEW YORK TIME, APRIL 1, 2006


Certificate No.
               ------                                        Warrant to Purchase
                                                       [Insert number of Shares]
                                                          Shares of Common Stock

                                  BIOTIME, INC.
                         COMMON STOCK PURCHASE WARRANTS

      This certifies that, for value received, [Insert name of Holder] or registered assigns (the "Holder"), is entitled to purchase from BioTime, Inc. a California corporation (the "Company"), at a purchase price per share [Insert Warrant Price determined pursuant to Sections 4 and 10 of the Warrant Agreement] (the "Warrant Price"), the number of its Common Shares, no par value per share (the "Common Stock"), shown above. The number of shares purchasable upon exercise of the Common Stock Purchase Warrants (the "Warrants") and the Warrant Price are subject to adjustment from time to time as set forth in the Warrant Agreement referred to below. Outstanding Warrants not exercised prior to 5:00 p.m., New York time, on April 1, 2006 shall thereafter be void.

      Subject to restriction specified in the Warrant Agreement, Warrants may be exercised in whole or in part by presentation of this Warrant Certificate with the Purchase Form on the reverse side hereof duly executed, which signature shall be guaranteed by a bank or trust company or a broker or dealer which is a member of the National Association of Securities Dealers, Inc., and simultaneous payment of the Warrant Price (or as otherwise set forth in Section 10.5 of the Warrant Agreement) at the principal office of the Company (or if a warrant agent is appointed, at the principal office of the warrant agent). Payment of the Warrant Price shall be made in cash or by certified or bank cashier's check or by delivery of Debentures in such amount as provided in Section 3 of the Warrant Agreement. As provided in the Warrant Agreement, the Warrant Price and the number or kind of shares which may be purchased upon the exercise of the Warrant evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment.

      The Warrants evidenced by this Warrant Certificate may be redeemed by the Company, at its election, at any time if (a) a registration statement under
Section 18.1 of the Warrant Agreement or a registration statement under Section
18.2 of the Warrant Agreement that includes Warrants and Warrant Shares is then effective under the Securities Act of 1933, as amended, and (b) the closing price of the Common Stock on a national securities exchange (including the Nasdaq Stock Market National Market System) , or the average bid price as quoted in Nasdaq Stock Market if the Common Shares are not listed on a national securities exchange, equals or exceeds 200% of the Warrant Price for any twenty
(20) consecutive trading days ending not more than twenty (20) days prior to the date of the notice given pursuant to Section 6.2 of the Warrant Agreement. From and after the date specified by the Company for redemption of the Warrants (the "Redemption Date"), the Warrants evidenced by this Warrant Certificate shall no longer be deemed outstanding and all rights of the Holder of this Warrant Certificate shall cease and terminate, except for the right of the registered Holder to receive payment of the redemption price of five cents ($0.05) per Warrant Share upon presentation and surrender of this Warrant Certificate. The Redemption Date shall abate, and the notice of redemption shall be of no effect, if the closing price or average bid price of the Common Stock, as applicable under Section 6.1 of the Warrant Agreement, does not equal or exceed 120% of the Warrant Price on the Redemption Date and the five trading days immediately preceding the Redemption Date, but the right Company shall have the right to redeem the Warrants at a future date if the conditions set forth in Section 6.1 of the Warrant Agreement are subsequently met and a new notice setting a new Redemption Date is sent to Warrant holders.

      This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of April 9, 2003 between the Company and the persons named as "Lenders" therein, and is subject to the terms and provisions contained in the Warrant Agreement, to all of which the Holder of this Warrant Certificate by acceptance of this Warrant Certificate consents. A copy of the Warrant Agreement may be obtained by the Holder hereof upon written request to the Company. In the event that pursuant to Section 14 of the Warrant Agreement a warrant agent is appointed and a new warrant agreement entered into between the Company and such warrant agent, then such new warrant agreement shall constitute the Warrant Agreement for purposes hereof and this Warrant Certificate shall be deemed to have been issued pursuant to such new warrant agreement.

      Upon any partial exercise of the Warrant evidenced by this Warrant Certificate, there shall be issued to the Holder hereof a new Warrant Certificate in respect of the shares of Common Stock as to which the Warrant evidenced by this Warrant Certificate shall not have been exercised. This Warrant Certificate may be exchanged at the office of the Company (or the warrant agent, if appointed) by surrender of this Warrant Certificate properly endorsed either separately or in combination with one or more other Warrant Certificates for one or more new Warrant Certificates evidencing the right of the Holder thereof to purchase the aggregate number of shares as were purchasable on exercise of the Warrants evidenced by the Warrant Certificate or Certificates exchanged. No fractional shares will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement. This Warrant Certificate is transferable at the office of the Company (or the warrant agent, if appointed) in the manner and subject to the limitations set forth in the Warrant Agreement.

      The Holder hereof may be treated by the Company, the warrant agent (if appointed) and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding, and until such transfer on such books, the Company (and the warrant agent, if appointed) may treat the Holder hereof as the owner for all purposes.

      Neither the Warrant nor this Warrant Certificate entitles any Holder to any of the rights of a stockholder of the Company.

      [This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the warrant agent.]*

DATED:

                                                     BIOTIME, INC.


(Seal)                                               By:________________________

                                                     Title: ____________________

Attest:____________________


[COUNTERSIGNED:


WARRANT AGENT

By:_________________________]*
     Authorized Signature

___________________________

* To be part of the Warrant only after the appointment of a warrant agent pursuant to Section 14 of the Warrant Agreement.

                                  PURCHASE FORM

                    (To be executed upon exercise of Warrant)



To BioTime, Inc.:

      The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, _______ shares of Common Stock, as provided for therein, and tenders herewith payment of the Warrant Price in full in the form of cash or a certified or bank cashier's check or outstanding Series 2001-A Debentures in the amount of $______________.

      Please issue a certificate or certificates for such shares of Common Stock in the name of, and pay any cash for any fractional share to:

------------------------------------
(Please Print Name)

------------------------------------
(Please Print Address)

------------------------------------
(Social Security Number or
Other Taxpayer Identification Number)

------------------------------------
 (Signature)

NOTE: The above signature should correspond exactly with the name on the face of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

And, if said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the share purchasable thereunder less any fraction of a share paid in cash.